UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2016

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-02382	41-0908057
(STATE OR OTHER	(COMMISSION FILE	(IRS EMPLOYER
JURISDICTION OF	NUMBER)	IDENTIFICATION NO.)
INCORPORATION)

14000 TECHNOLOGY DRIVE

EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL
EXECUTIVE OFFICES,
INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

As previously announced, on April 5, 2016, MTS Systems Corporation (the “Company”) entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPMorgan”) providing JPMorgan’s commitments with respect to new debt financing to be utilized in connection with funding the Company’s proposed acquisition of PCB Group, Inc. (the “Merger”).

On May 10, 2016, the Company entered into an amended and restated commitment letter (the “Amended and Restated Commitment Letter”) with JPMorgan, Wells Fargo Bank, N.A. (“Wells Fargo Bank”), WF Investment Holdings, LLC (“WFIH”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), U.S. Bank National Association (“U.S. Bank”), HSBC Bank USA, N.A. (“HSBC Bank”) and HSBC Securities (USA) Inc. (“HSBC Securities” and together with JPMorgan, Wells Fargo Bank, WFIH, Wells Fargo Securities, U.S. Bank and HSBC Bank, the “Commitment Parties”), which replaced and superseded the Commitment Letter and the commitments contemplated thereby in its entirety.

Subject to the various terms and conditions set forth in the Amended and Restated Commitment Letter, certain of the Commitment Parties have committed to provide, in the aggregate: 100% of the Senior Secured Facilities (as defined below) and 100% of the Bridge Facility (as defined below).

As set forth in the Amended and Restated Commitment Letter, it is intended that the Company will obtain (i) senior secured credit facilities (the “Senior Secured Facilities”) consisting of a $100.0 million revolving credit facility and a $390.0 million term loan B facility and (ii) $250.0 million in gross cash proceeds from (a) the issuance of senior unsecured notes (the “Senior Notes”) and/or (b) if the Company is unable to issue the full amount of the Senior Notes at or prior to the closing of the Merger, a senior unsecured bridge facility (the “Bridge Facility”) in an amount equal to $250.0 million minus any gross cash proceeds received by the Company from the issuance of any Senior Notes or from other debt or equity financing transactions entered into for the purpose of financing the Merger or related transaction costs.

JPMorgan and Wells Fargo Securities will act as joint lead arrangers and joint bookrunners for the Senior Secured Facilities, any increase in the amount of the Senior Secured Facilities, and the Bridge Facility.

The foregoing description of the Amended and Restated Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Commitment Letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference in this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, the terms and conditions of certain planned financing for the Merger. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following: (1) the Merger may not be completed, or completed within the expected timeframe; (2) costs relating to the Merger (including in respect of the financing of the Merger) may be greater than expected; (3) the conditions set forth in the Amended and Restated Commitment Letter may not be met; and (4) other factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2015, and updated in the Company’s subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Amended and Restated Commitment Letter, dated May 10, 2016, by and among MTS Systems Corporation, JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., WF Investment Holdings, LLC, Wells Fargo Securities, LLC, U.S. Bank National Association, HSBC Bank USA, N.A. and HSBC Securities (USA) Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: May 11, 2016	By:	/s/ Jeffrey P. Oldenkamp
Jeffrey P. Oldenkamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
10.1

Amended and Restated Commitment Letter, dated May 10, 2016, by and among MTS Systems Corporation, JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., WF Investment Holdings, LLC, Wells Fargo Securities, LLC, U.S. Bank National Association, HSBC Bank USA, N.A. and HSBC Securities (USA) Inc.

Filed Electronically